As filed with the Securities and Exchange Commission on March 12, 2009

1933 Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.	☐ POST-EFFECTIVE AMENDMENT NO.

MFS® VARIABLE INSURANCE TRUST II

(Exact Name of Registrant as Specified in Charter)

500 Boylston, Street, Boston, Massachusetts 02116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (617) 954-5000

Susan S. Newton, Massachusetts Financial Services Company

500 Boylston Street, Boston, Massachusetts 02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of the registration statement.

Title of Securities Being Registered: Initial Class and Service Class shares of beneficial interest in the series of the Registrant designated MFS Value Portfolio, a series of MFS Variable Insurance Trust II.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A
(FILE NO. 2-83616)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON

APRIL 11, 2009 PURSUANT TO RULE 488

MFS STRATEGIC VALUE PORTFOLIO

500 Boylston Street, Boston, Massachusetts 02116-3741

(617) 954-5000

April [    ], 2009

Dear Variable Contract Owner:

You are the owner of a variable annuity contract or variable life insurance policy (the “variable contract”) issued by either Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) (collectively, the “Companies”). Shares of the MFS Strategic Value Portfolio (the “Strategic Value Portfolio”) of the MFS Variable Insurance Trust II (the “Trust”) have been purchased under your contract by either Sun Life (U.S.) or Sun Life (N.Y.) through one or more of their respective separate accounts (the “Separate Accounts”) to support contract values or fund benefits payable under your variable contract. Sun Life (U.S.) or Sun Life (N.Y.) is the record owner of Portfolio shares held in connection with your variable contract by the Account through which your contract was issued.

On June [11], 2009, there will be a Special Meeting of the Portfolio.

As record owners of the Portfolio’s shares, the Companies have been asked to approve a reorganization of the Strategic Value Portfolio into the MFS Value Portfolio (the “Value Portfolio’). The Value Portfolio has an identical investment objective as the Strategic Value Portfolio and also has investment strategies and policies that are similar to those of the Strategic Value Portfolio. The primary difference between the Portfolios is that while both Portfolios may invest in companies of any size, MFS generally focuses the Value Portfolio’s investment on companies with large capitalizations. This reorganization would provide the Strategic Value Portfolio’s shareholders with the opportunity to participate in a larger combined portfolio with the same investment objective, similar strategies and policies, potentially owner expenses resulting from fixed costs being spread over a larger asset base and potentially greater prospects for asset growth over time.

After careful consideration, the Strategic Value Portfolio’s Trustees have unanimously determined that the reorganization of the Strategic Value Portfolio into the Value Portfolio would be in the best interest of the Strategic Value Portfolio’s shareholders. For this reason, the Trustees recommend that you provide voting instructions for the Companies to vote FOR the proposed transaction by completing the enclosed Voting Instruction Form. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, a summary of the transaction is included in question and answer format at the beginning of the Prospectus/Proxy Statement. You should read both thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

Please take a moment now to provide your voting instructions by one of the methods described on the enclosed Voting Instruction Form. For more information, please contact [                    ]. I thank you for your prompt attention to this matter.

Sincerely,

Maria F. Dwyer
President
MFS Strategic Value Portfolio

MFS Strategic Value Portfolio

a series of MFS Variable Insurance Trust II

500 Boylston Street, Boston, Massachusetts 02116

(617) 954-5000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 11, 2009

To owners of variable annuity contracts or variable life insurance policies (“variable contracts”) issued by Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) entitled to give voting instructions in connection with a separate account of Sun Life (U.S.) or Sun Life (N.Y.).

A Special Meeting (“Meeting”) of Shareholders of MFS Strategic Value Portfolio, a series of the MFS Variable Insurance Trust II, a Massachusetts business trust (the “Trust”), will be held at the offices of the Trust, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, on June 11, 2009, at 10:00 a.m. Eastern time for the following purposes:

ITEM 1.	To consider and act upon a proposal to approve a Plan of Reorganization (the “Plan”) of the Trust, on behalf of each of its MFS Strategic Value Portfolio (the “Strategic Value Portfolio”) and its MFS Value Portfolio (the “Value Portfolio”), providing for the transfer of assets to and the assumption of liabilities of the Strategic Value Portfolio to and by the Value Portfolio in exchange solely for shares of beneficial interest of the Value Portfolio, the distribution of Value Portfolio shares to the shareholders of the Strategic Value Portfolio in liquidation of the Strategic Value Portfolio, and the termination of the Strategic Value Portfolio.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT

YOU VOTE FOR ITEM 1.

Sun Life Assurance Company of Canada and certain separate accounts of Sun Life (U.S.) and Sun Life (N.Y.) supporting variable contracts issued by Sun Life (U.S.) or Sun Life (N.Y.) are the only shareholders of the Funds. However, Sun Life (U.S.) and Sun Life (N.Y.) hereby solicit, and will vote the shares of the Portfolio at the Meeting in accordance with timely instructions received from owners of variable contracts having contract values allocated to a separate account invested in such shares. Sun Life Assurance Company of Canada will vote its shares of the Portfolio in proportion (for, against or abstain) to those for which Sun Life (U.S.) and Sun Life (N.Y.) collectively receive timely instructions from persons entitled to give voting instructions.

As a variable contract owner of record at the close of business on April 13, 2009 (the “Record Date”), you have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the manner in which shares of the Portfolio attributable to your variable contract should be voted. To assist you in giving y our instructions, a Voting Instruction Form is enclosed. In addition, a Proxy Statement for the Portfolio is attached to this Notice and describes the matters to be voted upon at the Special Meeting or any adjournment(s) thereof. For your voting instructions to be counted, Sun Life (U.S.) or Sun Life (N.Y. must receive them by 5:00 p.m. (E.T.) on June 10, 2009.

Your vote is important. Whether or not you expect to attend the Meeting, please follow the steps on the enclosed Voting Instruction Form to provide voting instructions by telephone, through the Internet, or by mail.

By order of the Board of Trustees,

Susan S. Newton,
Assistant Secretary and Assistant Clerk

April 24, 2009

Prospectus/Proxy Statement

April [24] 2009

Acquisition of the assets and liabilities of

MFS STRATEGIC VALUE PORTFOLIO

By and in exchange for shares of

MFS VALUE PORTFOLIO

each a series of MFS Variable Insurance Trust II

500 Boylston Street

Boston, Massachusetts 02116

(617) 954-5000

*    *    *    *    *

This Prospectus/Proxy Statement relates to the proposed reorganization of MFS Strategic Value Portfolio (the “Strategic Value Portfolio”) into MFS Value Portfolio (the “Value Portfolio”). If the proposed reorganization is approved, each shareholder of the Strategic Value Portfolio will receive a number of full and fractional shares of the corresponding class of shares of the Value Portfolio equal in value at the date of the exchange to the total value of the shareholder’s Strategic Value Portfolio shares. Like the Strategic Value Portfolio, the Value Portfolio is in the family of funds managed by Massachusetts Financial Services Company (“MFS”), and is a registered open-end management investment company (mutual fund). The Strategic Value Portfolio and the Value Portfolio are collectively referred to herein as “the Portfolios,” and each individually referred to herein as “a Portfolio.”

This document provides you with the information you need to give voting instructions on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”), and some is technical. If there is anything you do not understand, please contact Sun Life Assurance Company of Canada (U.S.) Annuities Division, either by mailing P.O. Box 9133, Wellesley Hills, Massachusetts 02418 or by calling 1-800-752-7215; Sun Life Insurance and Annuity Company of New York, either by mailing c/o Service Office, P.O. Box 9133, Wellesley Hills, Massachusetts 02418, or by calling 1-800-447-7569.

As of the date of this Prospectus/Proxy Statement, the Strategic Value Portfolio issues and sells its shares to the Strategic Value sub-accounts within certain separate accounts (the “Separate Accounts”) of Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) and those of Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)” and together, the “Companies”). The Separate Accounts are established to fund benefits under variable annuity and variable life insurance contracts (each, a “Contract”) issued by the Companies. Owners, participants, and payees under the Contracts who have allocated the value of their Contracts in the Separate Accounts to the Strategic Value sub-account (“Contract Holders”) have an indirect interest in the Strategic Value Portfolio. As the owners of the assets held in the Separate Accounts, the Companies are the sole shareholders of record of the Strategic Value Portfolio, and are entitled to vote their shares of the Strategic Value Portfolio. The Companies vote their shares, however, in accordance with instructions received from Contract Holders. The Notice and this Prospectus/Proxy Statement are being delivered to Contract Holders who have an indirect interest In the Strategic Value Portfolio, so that they may instruct the Companies how to vote the shares of the Strategic Value Portfolio underlying their Contracts.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Special Meeting of Shareholders of the Strategic Value Portfolio (the “Meeting”), and not revoked, will be voted at the Meeting. The Companies will vote the Portfolio’s shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under the variable contracts funded through the Separate Accounts. The Companies will vote the shares attributable to Contracts for which they do not receive voting instruction cards, and shares the Companies own directly due to their contributions to or accumulations in the Separate Accounts, in the same proportion as the shares for which they receive voting instruction cards. Because of this method of proportional voting, a small number of Contract holders may determine the outcome of the vote. If a voting instruction card is signed and dated, but gives no voting instructions, shares will be voted “for” the proposal described in this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement explains concisely what you should know before providing voting instructions on the proposed reorganization or investing in the Value Portfolio. Please read it carefully and keep it for future reference. This Prospectus/Proxy Statement is accompanied by the Prospectus, dated May 1, 2008, of the MFS Variable Insurance Trust II (the “Trust”), as supplemented from time to time, which includes information for the Value Portfolio (the “Prospectus”), as well as by excerpts from the Annual Report to Shareholders of the Trust for the period ended December 31, 2008, which also includes information for the Value Portfolio (the “Annual Report”). The Prospectus (which also includes information for the Strategic Value Portfolio) and the Annual Report are incorporated into this Prospectus/Proxy Statement by reference.

The following documents have been filed with the SEC, and are also incorporated into this Prospectus/Proxy Statement by reference:

(i) the Statement of Additional Information, dated May 1, 2008, of the Trust, as supplemented from time to time, which includes information about each Portfolio;

(ii) the Annual Report to Shareholders of the Strategic Value Portfolio for the fiscal year ended December 31, 2008; and

(iii) a Statement of Additional Information, dated April [16], 2009, relating to this Prospectus/Proxy Statement and the proposed reorganization.

For a free copy of any of the above documents, please contact Sun Life Assurance Company of Canada (U.S.) Annuities Division, either by mailing P.O. Box 9133, Wellesley Hills, Massachusetts 02418 or by calling 1-800-752-7215; Sun Life Insurance and Annuity Company of New York, either by mailing c/o Service Office, P.O. Box 9133, Wellesley Hills, Massachusetts 02418, or by calling 1-800-447-7569.

Proxy materials, registration statements, and other information filed by the Portfolios can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and at the public reference facilities in the SEC’s Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access material and other information about the Portfolios on the SEC’s Internet site at http://www.sec.gov. The SEC file numbers for the documents listed above are [002-83616] and [811-03732]. The SEC file number for the Statement of Additional Information relating to this Prospectus/Proxy Statement is [----].

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Enclosure

Prospectus of the MFS Variable Insurance Trust II, dated May 1, 2008, as supplemented. Excerpt from the Annual Report of the MFS Variable Insurance Trust II dated December 31, 2008.

SYNOPSIS

The questions and responses thereto that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization between the Portfolios. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.	What is being proposed?

The Trustees of the Trust are recommending that shareholders of the Strategic Value Portfolio approve the reorganization of the Strategic Value Portfolio into the Value Portfolio. If the reorganization is approved, the assets and liabilities of the Strategic Value Portfolio will be transferred to the Value Portfolio. In consideration therefore, the Value Portfolio shall deliver to the Strategic Value Portfolio a number of shares of the Value Portfolio having an aggregate net asset value equal to the value of the assets of the Strategic Value Portfolio less the value of liabilities of the Strategic Value Portfolio. Immediately following the transfer, the Value Portfolio shares received by the Strategic Value Portfolio will be distributed to the Strategic Value Portfolio shareholders, pro rata, and the Strategic Value Portfolio will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the “reorganization.”)

2.	What will happen to my shares of the Strategic Value Portfolio as a result of the reorganization?

Your shares of the Strategic Value Portfolio will, in effect, be exchanged on a tax-free basis for shares of the same class of the Value Portfolio with an equal total net asset value. The Strategic Value Portfolio will then be terminated.

3.	Why is the reorganization being proposed?

The reorganization is designed to reduce existing overlap in portfolios within the same asset class offered by the Trust, thereby reducing inefficiencies and creating a larger combined Portfolio. The Trustees believe that the reorganization is in the best interest of the shareholders of each Portfolio, and that the interests of shareholders will not be diluted as a result of the reorganization. The reorganization would provide you with the opportunity to participate in a larger combined Portfolio with an identical investment objective and substantially similar investment policies and strategies, but with a generally better historical performance record, with potentially lower expenses resulting from fixed costs being spread over a larger asset base, and with potentially greater prospects for asset growth over time. In addition, combining the Portfolios will likely eliminate the duplication of certain services and expenses that currently exist as a result of their separate operations, which could promote over time more efficient management and operations on a more cost-effective basis.

It is estimated that, if the reorganization is completed, each class of the combined Portfolio will have an expense ratio that is approximately 0.14% lower than the current expense ratio of the corresponding class of the Strategic Value Portfolio. Although past performance is not an indication of future performance, the Value Portfolio also generally has a better historical performance record than does the Strategic Value Portfolio. In addition, it is expected that the reorganization will be a tax-free event for federal income purposes and, accordingly, no gain or loss will be recognized by the Separate Accounts as shareholders of the Strategic Value Portfolio, the Value Portfolio, or the Contract Holders as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see “Background and Reasons for the Proposed Reorganization” below.

4.	What are the benefits of merging the Strategic Value Portfolio into the Value Portfolio?

As shown in more detail below, the two Portfolios have identical investment objectives and substantially similar investment policies and strategies, but the Value Portfolio is approximately one-hundred-twenty times the size of the Strategic Value Portfolio. If the reorganization is approved, the combined Portfolio will have a larger asset base, which would lower expense ratios for both classes of the combined Portfolio compared to the current expense ratios of the corresponding classes of the Strategic Value Portfolio.

5.	How do the investment objectives, principal investment strategies, policies, and restrictions of the two Portfolios compare?

The investment objectives of the two Portfolios are identical, in that they both seek capital appreciation. The investment objective of both Portfolios may be changed by the Trustees without shareholder approval.

Both Portfolios seek to achieve their objectives by normally investing in equity securities. In choosing investments for both Portfolios, MFS focuses on investing the Portfolios’ assets in companies that MFS believes are undervalued compared to their perceived worth (“value companies”). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures. Both Portfolios may also invest in foreign securities and derivatives. While both Portfolios may invest in companies of any size, in investing Value Portfolio’s assets, MFS focuses on companies with large capitalizations. MFS uses a bottom-up investment approach in buying and selling investments for both Portfolios. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Each Portfolio is also a diversified investment company.

In addition to the Portfolios’ principal investment strategies referred to above, the Portfolios may engage in a number of other investment techniques and practices. The investment techniques and practices employed by each Portfolio, together with their risks, are described in each Portfolio’s current prospectus. For more information regarding each Portfolio’s investment policies and restrictions, see, among other disclosures, (i) “Certain Investment Strategies and Risks” in the MFS Variable Insurance Trust II’s Prospectus, which prospectus includes information for both Portfolios, and (ii) “Investment Techniques, Practices and Risks,” “Investment Restrictions,” and “Appendix A – Investment Techniques, Practices and Risks” in the MFS Variable Insurance Trust II’s current statement of additional information, which statement of additional information includes information for both Portfolios.

Because of the similarities in the Portfolios’ investment objectives and investment strategies, there is a significant amount of overlap between the investment securities of each Portfolio. For example, as of December 31, 2008, 60% of the stocks held by the Strategic Value Portfolio were also held by the Value Portfolio. It is anticipated that a portion of the portfolio securities received from the Strategic Value Portfolio in the proposed reorganization will subsequently be sold by the Value Portfolio. If shareholders of the Strategic Value Portfolio approve the reorganization, MFS anticipates that 30% of the Strategic Value Portfolio’s holdings will be liquidated prior to the reorganization and the proceeds reinvested in other securities so that at the time of the reorganization, the Strategic Value Portfolio will conform more closely with the Value Portfolio’s more narrow mandate. Shareholders of the Strategic Value Portfolio will indirectly bear any brokerage commissions and transactions costs typically associated with the purchase and sale of securities in connection with any portfolio repositioning that occurs prior to the reorganization, which are estimated to be approximately 1.3% of the Strategic Value Fund. Shareholders of the combined Portfolio will indirectly bear brokerage commissions and other transaction costs typically associated with the purchase and sale of securities in connection with any portfolio repositioning that occurs after the reorganization, which are estimated to be less than 0.01% of the combined Portfolio’s average net assets. The amount of transaction costs will be dependent upon market conditions and portfolio holdings at the time the portfolio is repositioned and may be higher or lower than the amount stated above.

6.	How do the management fees and other expenses of the two Portfolios compare, and what are they estimated to be following the reorganization?

The tables below show the Portfolios’ contractual management fee rates and the Portfolios’ effective management fee rates. There are no management fee waivers and/or reductions currently in place. The table on page 7 shows annual operating expenses.

Management Fees. As set forth in the table below, the effective management fee rate (for the fiscal year ended December 31, 2008) for both Portfolios was 0.75% of the respective Portfolio’s average daily net assets. Therefore, the effective management fee rate for the Value Portfolio is equal to that of the Strategic Value Portfolio. However, as shown below, there are differences in the expense waivers for the Portfolios.

Strategic Value Portfolio

Value Portfolio

Contractual Management Fee Rate:	Effective Management Fee Rate (for the fiscal year ended December 31, 2008):
0.75% on first $1 billion of average daily net assets; and 0.65% of average daily net assets in excess of $1 billion	0.75% of average daily net assets

If the reorganization is consummated, the combined Portfolio will pay management fees pursuant to the Value Portfolio’s management fee schedule which is identical to the Strategic Value Portfolio’s management fee schedule.

Sales Charges and Rule 12b-1 Fees. Neither Portfolio imposes an initial sales charge on the purchase of Initial Class or Service Class shares or a contingent deferred sales charge upon redemption of Initial Class or Service Class shares.

Both Portfolios have adopted distribution plans under Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”) for their Service Class shares. The Portfolios’ Service Class shares are subject to a maximum distribution fee of 0.25% annually of the average daily net assets attributable to each Portfolio’s respective Service Class shares. Initial Class shares of each Portfolio have not adopted Rule 12b-1 distribution plans, and do not incur Rule 12b-1 distribution fees.

Other Expenses and Total Annual Portfolios Operating Expenses. As shown in greater detail in the tables below, the Value Portfolio’s “Other Expenses”, “Total Annual Portfolio Operating Expenses” and “Net Expenses” for each class of shares were lower than were the Strategic Value Portfolio’s “Other Expenses” and “Total Annual Portfolio Operating Expenses”, respectively, as of each Portfolio’s most recent fiscal year end. It is estimated that the “Net Expenses” of each class of shares of the combined Portfolio will be potentially 0.14% lower than the “Net Expenses” of the corresponding classes of shares of the Strategic Value Portfolio. With respect to Strategic Value Portfolio, MFS has agreed to bear expenses such that the “Total Annual Portfolio Operating Expenses” of Initial Class and Service Class shares of Strategic Value Portfolio, excluding interest, taxes, extra-ordinary expenses, brokerage and transaction costs and investment-related expenses , on an annual basis, does not exceed 0.98% and 1.23% respectively. This expense cap is effective through April 30, 2010 and cannot be changed or terminated without Board approval. With respect to Value Portfolio, MFS has agreed to bear expenses such that the “Total Annual Portfolio Operating Expenses” of Initial Class and Service Class shares of Value Portfolio, excluding interest, taxes, extra-ordinary expenses, brokerage and transaction costs and investment-related expenses, on an annual basis does not exceed 0.90% and 1.15%, respectively. This expense cap is effective through April 30, 2010 and cannot be changed or terminated without Board approval.

The following table summarizes the expenses that each Portfolio incurred in the annual period ended December 31, 2008, and estimates of pro forma expenses of the Value Portfolio after giving effect to the reorganization (assuming that the reorganization had occurred at the beginning of the year ended December 31, 2008). The table below does not reflect any Contract or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

Annual Portfolio Operating Expenses(1)

(Expenses that are deducted from Portfolio assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees(2)	Other Expenses(3)	Total Annual Portfolio Operating Expenses(4)	Expense Reimbursement	Net Expenses
Strategic Value Portfolio
Initial Class	0.75%	None	2.10%	2.85%	(1.87)%	0.98%
Service Class	0.75%	0.25%	2.10%	3.10%	(1.87)%	1.23%
Value Portfolio
Initial Class	0.75%	None	0.09%	0.84%	none	0.84%
Service Class	0.75%	0.25%	0.09%	1.09%	none	1.09%
Value Portfolio (Pro Form Combined) (5)
Initial Class	0.75%	None	0.09%	0.84%	none	0.84%
Service Class	0.75%	0.25%	0.09%	1.09%	none	1.09%

(1)	Expenses computed for each Portfolio as of December 31, 2008, the end of each Portfolio’s most recent fiscal year.

(2)

Each Portfolio has a distribution plan for Service Class shares under Rule 12b-1 that permits the Portfolios to pay marketing and other fees to support the sale and distribution of Service Class shares. These fees are referred to as “distribution fees.”

(3)

Other expenses for Strategic Value Portfolio exclude non-operating expenses of 0.01% related to overdraft and commitment charges. Non-operating expenses are non-reimbursable and are excluded from the calculation of expense reimbursements. Had these expenses been taken into account, “Other Expenses” for the Strategic Value Portfolio’s Initial Class and Service Class shares would have been higher.

(4)

With respect to Strategic Value Portfolio, MFS has agreed to bear expenses such that the “Total Annual Portfolio Operating Expenses” of Initial Class and Service Class shares of Strategic Value Portfolio, excluding interest, taxes, extra-ordinary expenses, brokerage and transaction costs and investment-related expenses, on an annual basis, does not exceed 0.98% and 1.23%, respectively. This expense cap is effective through April 30, 2010 and cannot be changed or terminated without Board approval. With respect to Value Portfolio, MFS has agreed to bear expenses such that the “Total Annual Portfolio Operating Expenses” of Initial Class and Service Class shares of Value Portfolio, excluding interest, taxes, extra-ordinary expenses, brokerage and transaction costs and investment-related expenses, on an annual basis, does not exceed 0.90% and 1.15%, respectively. This expense cap is effective through April 30, 2010 and cannot be changed or terminated without Board approval.

(5)	Assumes that the reorganization occurred at the beginning of the year ended December 31, 2008.

The above table is provided to help you understand the expenses of investing in the Portfolios, including pro forma expenses of the Value Portfolio after giving effect to the reorganization, and your share of the operating expenses that each Portfolio incurs.

Examples

The following examples translate the expense percentages shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in each Portfolio. However, the examples make certain assumptions. They assume that you invest $10,000 in a Portfolio for the time periods shown, regardless of whether or not you redeem all your shares at the end of these periods. They also assume a 5% return on your investment each year, and that dividends and other distributions are reinvested. They also assume that the Portfolios’ operating expenses remain the same and that the expense reimbursements remain in place only for the period stated. The examples are hypothetical; your actual costs and returns may be higher or lower. These examples do not take into account the fees and expenses imposed under the Contracts through which an investment in a Portfolio is made.

	1 Year	3 Years	5 Years	10 Years
Strategic Value Portfolio
Initial Class	$100	$706	$1,338	$3,041
Service Class	$125	$781	$1,462	$3,280
Value Portfolio
Initial Class	$86	$268	$466	$1,037
Service Class	$111	$347	$601	$1,329
Value Portfolio (Pro Forma Combined)
Initial Class	$86	$268	$466	$1,037
Service Class	$111	$347	$601	$1,329

7.	How has the Value Portfolio performed?

The following information provides some indication of the risks of investing in the Portfolios, by showing changes in the Portfolios’ performance from year to year, and by showing how the Portfolios’ average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Portfolios’ past performance is not an indication of future performance. To review information regarding the Value Portfolio in more detail, please refer to the Annual Report and Prospectus.

As shown in the tables below, both the Initial Class and Service Class shares of the Value Portfolio outperformed the corresponding class of the Strategic Value Portfolio for the 1-Year, 3-Year, and 5-year periods ended December 31, 2008, and Initial Class shares of the Value Portfolio outperformed Initial Class shares of the Strategic Value Portfolio in four of the last six calendar years for which both Portfolios have engaged in investment operations. The performance results do not reflect any Separate Account and Contract Fees and expenses, which would reduce the performance results.

Annual Total Return (Total Investment Return at NAV)

Initial Class Shares (1)

	Year ended December 31,
	2008	2007	2006	2005	2004
Value Portfolio	(32.64)%	7.92%	20.96%	6.60%	15.52%
Strategic Value Portfolio	(42.69)%	(2.33)%	14.16%	(0.39)%	18.05%

	Year ended December 31,
	2003	2002	2001	2000	1999
Value Portfolio	25.31%	(13.58)%	(7.46)%	30.25%	7.05%
Strategic Value Portfolio[2]	27.44%	n/a %	n/a	n/a	n/a

(1)	The performance information in the table above reflects reinvestment of dividends and other earnings. The average annual total returns for the Service Class shares of each Portfolio would have been lower than the returns for Initial Class shares, because the Service Class shares have higher total annual expense ratios. The Portfolios’ total returns for the three-month period ended March 31, 2008 were [ %] for the Strategic Value Portfolio and [ ]% for the Value Portfolio. During the periods shown in the table, the highest quarterly returns for the Strategic Value Portfolio and the Value Portfolio were 19.65% (for the calendar quarter ended June 30, 2003) and 14.80% (for the calendar quarter ended June 30, 2003), respectively, and the lowest quarterly returns were (27.00)% and (19.18)% (each for the calendar quarter ended December 31, 2008), respectively.

(2)	The Strategic Value Portfolio commenced investment operations on May 1, 2002, and, consequently, no annual total return figure is available for periods prior to fiscal 2003.

Average Annual Total Returns as of December 31, 2008(1)

	1 Year	5 Years	Life(2)
Value Portfolio
Initial Class Shares	(32.64)%	1.60%	4.44%
Service Class Shares	(32.87)%	1.33%	4.25%
Benchmark Comparison (Returns Before Taxes)
Russell 1000 Value Index(3)(4)	(36.85)%	(0.79)%	1.49%
Strategic Value Portfolio
Initial Class Shares	(42.69)%	(5.56)%	(4.10)%
Service Class Shares	(42.79)%	(5.79)%	(4.32)%
Benchmark Comparison
Russell 3000 Value Index (3)(4)	(36.25)%	(0.72)%	0.84%

(1)	The performance information in the table above reflects reinvestment of dividends and other earnings.

(2)	“Life” refers to the period from the commencement of the Value Portfolio and the Strategic Value Portfolio investment operations on May 6, 1998 and May 1, 2002, respectively, through December 31, 2008.

(3)	Source: FactSet Research Systems Inc.

(4)	The Russell 1000 Value Index and the Russell 3000 Value Index are constructed to provide a comprehensive barometer for value securities in the large-cap and small to large-cap segments, respectively, of the U.S. value universe. Companies in this index generally have stock prices that are believed to be undervalued compared to their perceived worth.

The Strategic Value Portfolio commenced investment operations on May 1, 2002.

The Value Portfolio commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001.

Performance for Value Portfolio’s Service class shares includes the performance of the Portfolio’s initial class shares for periods prior to their offering (“blended performance”). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

8.	What are the differences in portfolio turnover rates of the two Portfolios?

Portfolio turnover is a measure of how frequently a Portfolio trades investment securities. Frequent trading of investment securities increases transaction costs, which could detract from a Portfolio’s performance. During its most recently completed fiscal year, the Strategic Value Portfolio had a portfolio turnover rate of 108%, and the Value Portfolio had a portfolio turnover rate of 44%. It is anticipated that there would be additional portfolio turnover following the reorganization due to the active trading of securities held by the combined Portfolio in connection with portfolio repositioning.

9.	Who manages the Value Portfolio?

MFS is the investment adviser for each Portfolio. MFS, located at 500 Boylston Street, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $134 billion as of December 31, 2008.

The Value Portfolio is managed by Steven Gorham and Nevin Chitkara. Mr. Gorham, an Investment Officer of MFS, has been a co-portfolio manager of the Portfolio since 2002, and has been employed in the investment management area of MFS since 1992. Mr. Chitkara, an Investment Officer of MFS, has been a co-portfolio manager of the Portfolios since 2006, and has been employed in the investment management area of MFS since 1997. The Value Portfolio’s Statement of Additional Information dated May 1, 2008, which Statement of Additional Information has been filed with the SEC and is incorporated into this Prospectus/Proxy Statement by reference, provides additional information about the compensation of Mssrs. Gorham and Chitkara, about the other accounts managed by Mssrs. Gorham and Chitkara, and about any ownership by Mssrs. Gorham and Chitkara of securities held in the Value Portfolio.

10.	How will the reorganization happen?

If the reorganization is approved, your Strategic Value Portfolio shares will be effectively exchanged for that number of Value Portfolio shares equal in total net asset value to the net value of assets of the Strategic Value Portfolio transferred to the Value Portfolio, as of the close of trading on or about June 29, 2009. This exchange will not affect the total dollar value of your investment.

11.	Will the reorganization have tax consequences?

The reorganization itself is expected to be a tax-free event for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Separate Accounts that fund the Strategic Value Portfolio or by the Strategic Value Portfolio as a direct result of the reorganization. The Companies, as a shareholders of the Strategic Value Portfolio, will have an aggregate tax basis in the Value Portfolio shares that each receives in connection with the reorganization that is the same as its aggregate tax basis in its Strategic Value Portfolio shares. That said, because the reorganization will cause the Strategic Value Portfolio’s tax year to end on a date earlier than the last day of its normal tax year, the reorganization may accelerate distributions from the Strategic Value Portfolio to Companies as shareholders of the Portfolios. In particular, the Strategic Value Portfolio will recognize net gains or losses on the sales of any securities, net of any available capital loss carry forwards, in the period ending on the closing date, and, on or before that date, the Strategic Value Portfolio must declare a dividend paying out any such net gains to the Companies as shareholders of the Strategic Value Portfolio. Also, to the extent that the Strategic Value Portfolio holds any securities that are marked to market in connection with the reorganization, it will recognize and be required to pay out any net gain from such securities. Contract Holders should consult with their own tax advisers concerning any possible state tax consequences of the reorganization.

At any time prior to the consummation of the reorganization, the Companies, as shareholders of the Strategic Value Portfolio may redeem shares, which will likely result in the recognition of gain or loss for federal income tax purposes. For more information about the federal income tax consequences of the reorganization, see “Federal Income Tax Consequences” below.

12.	How will dividends be affected by the reorganization?

Currently, the Strategic Value Portfolio pays substantially all of its net investment income (including any realized net capital gains) to shareholders as dividends at least annually. After the reorganization, you will continue to receive distributions of any net investment income (including any realized net capital gains) annually. Your distributions will continue to be reinvested. Of course, the amount of these distributions will reflect the investment performance of the Value Portfolio.

13.	What Value Portfolio shares will Shareholders of the Strategic Value Portfolio receive if the reorganization occurs?

As noted above, shareholders holding Initial Class shares and Service Class shares of the Strategic Value Portfolio will receive Initial Class shares and Service Class shares, respectively, of the Value Portfolio in accordance with the shareholders’ percentage ownership of Strategic Value Portfolio shares. Both Portfolios are Portfolios of the MFS Variable Insurance Trust II, a voluntary association with transferable shares organized under the laws of the Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”), and is governed by the MFS Variable Insurance Trust II’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) and by-laws, as amended and restated. Therefore, because the Value Portfolio and Strategic Value Portfolio share the same Declaration of Trust and by-laws, Strategic Value Portfolio shareholders will retain identical shareholder rights when they become Value Portfolio shareholders. In addition, Strategic Value Portfolio shareholders will continue to have their investments overseen by the same Board of Trustees when they become Value Portfolio shareholders.

14.	Do the procedures for purchasing, redeeming, and exchanging shares of the two Portfolios differ?

No. The procedures for purchasing and redeeming shares of each Portfolio, and for exchanging shares of each Portfolio for shares of other Portfolios of the Trust, are identical. All purchases, redemptions, and exchanges are made through Separate Accounts, which are the record owners of shares.

Both Portfolios currently offer Initial Class shares and Service Class shares. Shares of each Portfolio are sold at prices based on net asset value, depending on the class and number of shares purchased. Reinvestment of distributions by the Portfolios is made at net asset value for each class of shares.

Consult your Contract documents and each Portfolio’s Prospectus for additional purchase, exchange, and redemption information.

15.	How will Shareholders be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed. If the reorganization is not approved, the Strategic Value Portfolio will continue to be managed as a separate Portfolio in accordance with its current investment objective and policies, and the Trustees may consider other alternatives.

16.	Will the number of shares each Shareholder owns change?

Yes, but the total value of the shares of the Value Portfolio that shareholders receive will equal the total value of the shares of the Strategic Value Portfolio that shareholders hold at the time of the reorganization. Even though the net asset value per share of each Portfolio is different, the total value of a shareholder’s holdings in the Portfolios will not change as a result of the reorganization. Likewise, the total value of the Contract Holders’ interest will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Value Portfolio, and how do they compare with those for the Strategic Value Portfolio?

Because the Portfolios share identical investment objectives and substantially similar investment policies, the principal risks of an investment in the Value Portfolio are substantially similar to the principal risks of an investment in the Strategic Value Portfolio. For the five-year period ended December 31, 2008, Strategic Value Portfolio and Value Portfolio had betas of 1.11 and 0.91, respectively, relative to their respective benchmarks, the Russell 3000 Value and Russell 1000 Value Indexes. Strategic Value Portfolio’s and Value Portfolio’s standard deviations over the same five-year period were 15.68% and 12.15%, respectively. The benchmarks’ standard deviations for this period were 13.30% and 13.09% respectively.

Each Portfolio is principally subject to the risks described below:

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. Prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

Value Company Risk: The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and can sometimes be unlimited, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, loans of portfolio securities, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the fund’s return.

Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

In addition to the Portfolios’ principal investment strategies described above, each Portfolio may also buy and sell other types of investments. The risks associated with the principal investment techniques and practices used by the Portfolios are summarized above. The non-principal investment techniques in which the Portfolios may engage, together with these techniques’ risks, are described in the Portfolios’ Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Portfolio.

An investment in a Portfolio is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Strategic Value Portfolio into the Value Portfolio and the solicitation of proxies by and on behalf of the Trustees of the Strategic Value Portfolio for use at the Meeting. The Meeting is to be held on June [11], 2009, at 10:00 a.m. at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116. The Notice of the Meeting, the combined Prospectus/Proxy Statement, and the enclosed proxy or voting instruction card are being provided to shareholders and mailed to Contract Holders on or about April [24], 2009.

As of April 13, 2009, (the “Record Date”) the Strategic Value Portfolio had outstanding [-----] and [-----] of its Initial Class and Service Class shares of beneficial interest, respectively. Only shareholders or Contract Owners with voting interests as of the close of business on April [13], 2009 will be entitled to vote or give voting instructions at the Meeting. Each shareholder of record is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF THE PLAN OF REORGANIZATION

AND THE RELATED REORGANIZATION TRANSACTION

The shareholders of the Strategic Value Portfolio are being asked to approve or disapprove a reorganization between the Strategic Value Portfolio and the Value Portfolio pursuant to a Plan of Reorganization by the Trust on behalf of both Portfolios (the “Plan”), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Strategic Value Portfolio to the Value Portfolio in exchange for that number of full and fractional Initial Class and Service Class shares of the Value Portfolio (the “Reorganization Shares”), equal in total net asset value to the net value of assets transferred to the Value Portfolio, all as more fully described below under “Information about the Reorganization.”

After receipt of the Reorganization Shares, the Strategic Value Portfolio will distribute the Initial Class Reorganization Shares to its Initial Class shareholders and the Service Class Reorganization Shares to its Service Class shareholders, with distributions made in proportion to the shareholders’ existing shareholdings. This distribution will be made in complete liquidation of the Strategic Value Portfolio, and the legal existence of the Strategic Value Portfolio as a separate Portfolio of the Trust will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Strategic Value Portfolio will receive the number of full and fractional Initial Class and/or Service Class Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Strategic Value Portfolio shares of the same class or classes.

On or prior to the date of the transfer (the “Exchange Date”), the Strategic Value Portfolio will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Strategic Value Portfolio have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transactions contemplated by the Plan will be consummated only if the Plan is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Strategic Value Portfolio. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the Value Portfolio.

In the event that this proposal is not approved by the Strategic Value Portfolio shareholders, the Strategic Value Portfolio will continue to be managed as a separate Portfolio in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of the Strategic Value Portfolio and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

The Board of Trustees, including all Trustees who are not “interested persons” of the Portfolios, have determined that the reorganization would be in the best interests of each Portfolio, and that the interests of existing shareholders of each Portfolio would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Strategic Value Portfolio.

As discussed above, the Strategic Value Portfolio and the Value Portfolio have an identical investment objective and substantially similar investment strategies and policies. In light of the similarity of the Portfolios, MFS has advised the Board of Trustees that it believes that combining the Portfolios would be in the best interests of shareholders of both Portfolios. The Board of Trustees, including the Independent Trustees, of the Strategic Value Portfolio believes that the proposed reorganization will be advantageous to the Strategic Value Portfolio’s shareholders for several reasons, and considered the following matters, among others, in unanimously approving the proposal:

1.	The similarities and differences, as described above, in the Portfolios’ investment objectives, strategies and restrictions;

2.	Although past performance is not an indication of future results, the Value Portfolio generally has a better overall historical performance record than does the Strategic Value Portfolio;

3.	The relative risks of investing in either Portfolio;

4.	The Value Portfolio is approximately one-hundred-twenty times the size of the Strategic Value Portfolio, and, therefore, the substantially larger combined Portfolio could provide the potential for lower expenses by spreading fixed expenses across a larger asset base;

5.	The reduction of overlap of Portfolios within the MFS family could reduce or eliminate investment and operational inefficiencies, and will create a larger combined Portfolio with the potential for greater prospects for asset growth over time;

6.	The total expense ratios for both share classes of the Value Portfolio are 0.14% lower than the net expense ratios for the corresponding share classes of the Strategic Value Portfolio, and the pro forma total expenses are currently expected to remain 0.14% lower after the reorganization;

7.	The two share classes of the Strategic Value Portfolio have a structure that is substantially similar to the two share classes of the Value Portfolio, including identical shareholder fees and applicable Rule 12b-1 fees;

8.	The management fee paid to MFS by each Portfolio is equal;

9.	The categories of investors who participate in the Strategic Value Portfolio will all still be allowed to invest in the Value Portfolio;

10.	The types of investments allowed in the Strategic Value Portfolio will all still be allowed in the Value Portfolio, although Value Portfolio may invest to a greater extent in large capitalization securities;

11.	The transaction is expected to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which, no gain or loss will be recognized by the Strategic Value Portfolio or the Companies for federal income tax purposes as a direct result of the transaction;

12.	The combined Portfolio will be managed by the same investment adviser who currently manages the Strategic Value Portfolio, and by the portfolio managers who currently manage the Value Portfolio;

13.	The compatibility of the Portfolios’ shareholder service features;

14.	The expected liabilities of each Portfolio;

15.	The estimated costs that will be borne directly or indirectly by each Portfolio in connection with the reorganization;

16.	The anticipated portfolio repositioning by the combined Strategic Value Portfolio prior to the reorganization and the anticipated portfolio repositioning by the Portfolio following the reorganization and the associated expenses;

17.	The combined Portfolio’s ability to use the Strategic Value Portfolio’s pre-reorganization capital loss and carry forwards, if any, to offset future realized capital gains may be subject to certain limitations under federal income tax laws;

18.	The potential alternatives to the reorganization, including mergers with other MFS Portfolios in the Lipper’s VA Large Cap Growth category; and

19.	The reorganization will not result in dilution of the interests of shareholders of either Portfolio.

The Board of Trustees considered that the reorganization presents an opportunity for the Value Portfolio to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities, although the combined Portfolio will bear brokerage commissions and other transaction costs in connection with the portfolio repositioning following the reorganization. The Trustees also considered that the expenses that the Value Portfolio would incur as a result of the reorganization were reasonable in relation to the benefits that the Value Portfolio would realize as a result of the reorganization. The Trustees believe that the Value Portfolio shareholders could, over time, also benefit from potentially lower expenses (see “Synopsis, Question 6” for a discussion of expenses) as a result of the reorganization.

The Board of Trustees also considered that MFS could benefit from the reorganization. For example, MFS might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings, as well as needing to prepare prospectus disclosure for only one Portfolio instead of two. The Board of Trustees believes that the potential shareholder benefits outweigh the benefits that MFS may receive as a result of the reorganization, and that certain benefits to MFS may result in increased efficiencies for the Portfolios, as the reorganization may allow MFS to better focus its resources on the combined Portfolio.

Based on its review and MFS advice, the Board of Trustees has unanimously approved the proposal.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The proposed reorganization will be governed by a Plan of Reorganization (the “Plan”). The Plan provides that the Value Portfolio will acquire the assets and liabilities of the Strategic Value Portfolio in exchange for the Value Portfolio’s issuance of Initial Class and Service Class Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on June [29], 2009 (or such other date as may be agreed upon by the parties) following the time as of which the Portfolios’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) (the “Exchange Date”). The following discussion of the Plan is qualified in its entirety by the full text of the Plan, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Strategic Value Portfolio will sell its assets to the Value Portfolio, and, in exchange, the Value Portfolio will assume all liabilities of the Strategic Value Portfolio and deliver to the Strategic Value Portfolio: (i) a number of full and fractional Initial Class Reorganization Shares having an aggregate net asset value equal to the value of assets of the Strategic Value Portfolio attributable to its Initial Class shares, less the value of the liabilities of the Strategic Value Portfolio assumed by the Value Portfolio attributable to such Initial Class shares; and (ii) a number of full and fractional Service Class Reorganization Shares having a net asset value equal to the value of assets of the Strategic Value Portfolio attributable to its Service Class shares, less the value of the liabilities of the Strategic Value Portfolio assumed by the Value Portfolio attributable to such Service Class shares.

Immediately following the close of the Exchange Date, the Strategic Value Portfolio will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Strategic Value Portfolio, with Initial Class Reorganization Shares being distributed to holders of Initial Class shares of the Strategic Value Portfolio, and Service Class Reorganization Shares being distributed to holders of Service Class shares of the Strategic Value Portfolio. As a result of the proposed transaction, each holder of Initial Class and Service Class shares of the Strategic Value Portfolio will receive a number of Initial Class and Service Class Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Initial Class and Service Class shares, respectively, held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Value Portfolio in the name of such Strategic Value Portfolio shareholders, with each account representing the respective number of full and fractional Initial Class and Service Class Reorganization Shares due such shareholder.

The Trustees have determined that the interests of each Portfolio’s shareholders will not be diluted as a result of the transactions contemplated by the reorganization, and that the proposed reorganization is in the best interests of each Portfolio.

The consummation of the reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by the Trust, or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

The fees and expenses for the transaction are estimated to be approximately $51,500. Each Portfolio shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and other similar expenses incurred in connection with the consummation of the transaction contemplated by the Plan.

Description of the Reorganization Shares. Reorganization Shares will be issued to the Strategic Value Portfolio’s shareholders in accordance with the procedure under the Plan as described above. The Reorganization Shares are Initial Class and Service Class shares of the Value Portfolio. Service Class shares of the Value Portfolio are subject to a Rule 12b-1 fee at the annual rate of up to 0.25% annually of the Portfolio’s average daily net assets attributable to Service Class shares. Initial Class shares do not incur 12b-1 fees. Neither Service Class nor Initial Class shares incur sales charges.

Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights. The Declaration of Trust of the Trust, of which the Value Portfolio is a series, permits Portfolios to divide their shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Value Portfolio’s shares are currently divided into two classes – Initial Class shares and Service Class shares.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Value Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Value Portfolio, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Value Portfolio or its Trustees. The Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of the Value Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Value Portfolio would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Strategic Value Portfolio are subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each Portfolio’s obligation to consummate the reorganization, each Portfolio will receive an opinion from Ropes & Gray LLP (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications) substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations, rulings, and interpretations thereof, all as in force as of the date of the opinion, for federal income tax purposes, except as noted below:

(a) the reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Strategic Value Portfolio and Value Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 361 of the Code, no gain or loss will be recognized by the Strategic Value Portfolio upon the transfer of its assets to the Value Portfolio in exchange for Reorganization Shares and the assumption by the Value Portfolio of the Strategic Value Portfolio’s liabilities, or upon the distribution of the Reorganization Shares by the Strategic Value Portfolio to the Separate Accounts, as shareholders, in liquidation;

(c) under Section 354 of the Code, no gain or loss will be recognized by the Separate Accounts, as shareholders of the Strategic Value Portfolio, on the distribution of Reorganization Shares to them in exchange for their shares of the Strategic Value Portfolio;

(d) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Separate Accounts, as Strategic Value Portfolio shareholders, receive in exchange for their Strategic Value Portfolio shares will be the same as the aggregate tax basis of the Strategic Value Portfolio shares exchanged therefor;

(e) under Section 1223(1) of the Code, the holding period of each Separate Account, as a Strategic Value Portfolio shareholder, for the Reorganization Shares received pursuant to the Plan will be determined by including the holding period for the Strategic Value Portfolio shares exchanged for the Reorganization Shares, provided that it held the Strategic Value Portfolio shares as a capital asset;

(f) under Section 1032 of the Code, no gain or loss will be recognized by the Value Portfolio upon receipt of the assets transferred to the Value Portfolio pursuant to the Plan in exchange for the Reorganization Shares and the assumption by the Value Portfolio of the liabilities of the Strategic Value Portfolio;

(g) under Section 362(b) of the Code, the Value Portfolio’s tax basis in the assets that the Value Portfolio receives from the Strategic Value Portfolio will be the same as the Strategic Value Portfolio’s tax basis in such assets immediately prior to such exchange;

(h) under Section 1223(2) of the Code, the Value Portfolio’s holding periods in such assets will include the Strategic Value Portfolio’s holding periods in such assets; and

(i) under Section 381 of the Code, the Value Portfolio will succeed to the capital loss carryforward of the Strategic Value Portfolio, if any, but the use by the Value Portfolio of any such capital loss carryforward (and of capital loss carryforward of the Value Portfolio) may be subject to limitation under Section 381, 382, 383, and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles either at the end of a taxable year or upon the termination thereof or the transfer of such asset without reference to whether such a termination or transfer would otherwise be a taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Trust, on behalf of each of the Portfolios, and will also be based on customary assumptions. Notwithstanding the above, Ropes & Gray LLP will express no view with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Portfolio has agreed to make and provide additional representations to tax counsel with respect to each Portfolio that are reasonably requested by tax counsel. A Portfolio may not waive in any material respect the receipt of the tax opinions as a condition to the confirmation and to the reorganization.

Prior to the Exchange Date, the Strategic Value Portfolio will declare a distribution to the Companies as shareholders, which together with all previous distributions, will have the effect of distribution to the Companies as shareholders of all of the Strategic Value Portfolio’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any Company, as a Strategic Value Portfolio shareholder. The Companies, as shareholders, and contract owners, are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Tax Considerations. As of December 31, 2008 the Strategic Value Portfolio had total capital loss carry forwards of $2,009,478, which will expire on December 31, 2016. If the proposed reorganization is approved by shareholders, the stated expiration date will be accelerated to December 31, 2015.

Capital loss carry forwards are used to reduce the amount of realized capital gains that a Portfolio is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

If the reorganization occurs, the tax assets and liabilities of the Value Portfolio and the Strategic Value Portfolio, including any capital loss carry forwards that could have been used by each Portfolio to offset its future realized capital gains, will be shared by the surviving combined Portfolio. Under applicable tax laws, the ability of the Value Portfolio, as the surviving combined fund, to use its own pre-reorganization capital loss carry forwards to offset future realized capital gains may be subject to an annual limitation if the reorganization occurs. Other tax rules would prohibit the use of one Portfolio’s pre-reorganization capital loss carry forwards against the other Portfolio’s “built-in gains” (i.e., net unrealized gains). The effect of these limitations will depend on the amount of losses and “built-in gains” in each Portfolio at the time of the reorganization. For example, if the reorganization had occurred on December 31, 2008, the combined Portfolio would have had net losses (i.e., capital loss carry forwards as of the end of the last fiscal year as adjusted by year-to-date realized gains or losses) of approximately 2.57% of its net assets available to reduce capital gains, whereas absent the reorganization, the Value Portfolio would have had net losses equal to almost 1.95% of its net assets available to reduce capital gains. Though the reorganization would not have caused the Value Portfolio to undergo a change in ownership that would trigger the loss limitation rules, as a result of the including the Strategic Value Portfolio’s losses remaining available, the percentage of the Value Portfolio’s net assets comprising losses available to offset capital gains would have increased by roughly 0.62%. In addition, as of December 31, 2008, both Portfolios had “built-in losses” and therefore, if the reorganization had occurred on that date, the prohibition on the use of capital loss carry forwards to offset such gains would not apply. The application of these rules may accelerate taxable gain distributions to shareholders of the combined Portfolio.

Capitalization. The following table shows the capitalization of the Portfolios as of December 31, 2008, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Strategic Value Portfolio	Value Portfolio	Pro Forma Adjustments		Pro Forma Combined Portfolio
Net assets
Initial Class	$5,686	$146,010,728	$(8,276	) (a)	$146,008,138
Service Class	2,601,347	165,519,198	(43,224	) (a)	168,077,321
Shares outstanding
Initial Class	1,274	13,650,398	531	(b)	13,650,929
Service Class	585,456	15,595.927	245,179	(b)	15,841,105
Net asset value per share
Initial Class	$4.46	$10.70			$10.70
Service Class	$4.44	$10.61			$10.61

(a)	Adjustments are the result of reorganization expenditures and will not be borne by pro forma combined fund on a going forward basis

(b)	If the reorganization had taken place on December 31, 2008, the Strategic Value Portfolio would have received 531 and 245,179 Initial Class shares and Service Class shares, respectively, of the Value Portfolio, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares that the Strategic Value Portfolio will receive on the Exchange Date. The foregoing is merely an example of what the Strategic Value Portfolio would have received and distributed had the reorganization been consummated on December 31, 2008, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

The Trustees of the Strategic Value Portfolio, including the Independent Trustees, unanimously recommend approval of the Plan.

VOTING INFORMATION

Required Vote. The transactions contemplated by the Plan will be consummated only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Strategic Value Portfolio entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy, or (b) more than 50% of the power of the outstanding voting securities.

Record Date, Quorum, and Method of Tabulation. Shareholders of record of the Strategic Value Portfolio at the close of business on April [13], 2009 (the “record date”) will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of a majority of the voting power of the shares of the Strategic Value Portfolio outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. Because the Companies are the sole stockholders of the Strategic Value Portfolio, their presence at the Meeting in person or by proxy will meet the quorum requirement for the Portfolio.

Contract Holders are being asked to give their voting instructions on the proposal discussed in this Prospectus/Proxy Statement. Please follow the directions on your voting instruction card, which accompanies this Prospectus/Proxy Statement. Contract Holders are eligible to provide voting instructions for use at the Meeting if, at the close of business on April [13], 2009, they owned a Contract and some or all of the value of the Contract was allocated for investment in the Strategic Value Portfolio. The Companies, which are the record shareholders of the Strategic Value Portfolio, will vote the Portfolio’s shares attributable to a Contract Holder’s Contract in accordance with the voting instructions a Contract Holder provides on the voting instruction card if it is properly executed and returned in a timely manner. If a voting instruction card is signed and dated, but gives no voting instructions, shares will be voted “for” the proposal described in this Prospectus/Proxy Statement. The Companies will vote the shares attributable to Contracts for which they do not receive a voting instruction card and shares the Companies own directly due to their contributions to or accumulations in the Separate Accounts in the same proportion as the shares for which they receive a voting instruction card. Because the Companies will vote the Strategic Value Portfolio’s shares attributable to Contracts for which they do not receive voting instructions in the same proportion as the shares for which they do receive voting instructions, a small number of Contract Holders may determine the outcome of the vote.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Strategic Value Portfolio as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions have the effect of a negative vote on the proposal.

Each Company may be deemed to be a control person of each Portfolio by virtue of record ownership of substantially all of the Portfolio’s shares through its Separate Accounts as of the record date. As of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Strategic Value Portfolio. To the best of the knowledge of the Strategic Value Portfolio, [no] Contract Holders owned beneficially 5% or more of any of the classes of the Strategic Value Portfolio’s outstanding shares as of the record date.

The votes of the shareholders of the Value Portfolio are not being solicited, because their approval or consent is not necessary for this transaction. As of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of the outstanding shares of the Value Portfolio. To the best of the knowledge of the Value Portfolio, [no] Contract Holders owned beneficially 5% or more of the outstanding shares of the Value Portfolio as of the record date.

Solicitation of Proxies. The solicitation is being made primarily by the mailing of this Prospectus/Proxy Statement and the accompanying proxy card or voting instruction form on or about April [24], 2009. In addition to soliciting proxies and voting instructions by mail, the Trustees and employees of Sun Life Assurance Company of Canada (U.S.) and its affiliates may solicit voting instructions in person or by telephone. In addition, the Strategic Value Portfolio may retain at its own expense a company to aid in the solicitation of proxies and voting instructions for a fee of approximately [$12,000] plus reasonable out-of-pocket expenses for proxy solicitation services. The Strategic Value Portfolio may also arrange to have votes and voting instructions recorded by telephone or the [Internet]. The Trust will reimburse the record holders of its shares for their expenses incurred in sending proxy materials to and obtaining or soliciting voting instructions from Contract Holders.

Revocation of Proxies. Proxies and voting instructions may be revoked at any time before the Meeting, by a written revocation received by the Secretary of the Strategic Value Portfolio, by properly executing a later-dated proxy or voting instruction card, or by attending the Meeting and voting in person, or, in the case of Contract Holders, by providing voting instructions to the Companies at the Meeting.

Shareholder Proposals. The Strategic Value Portfolio does not hold annual shareholder meetings. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Portfolios at the next meeting of shareholders should send the proposal to the Strategic Value Portfolio, c/o Susan S. Newton, Assistant Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of votes or voting instructions. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxies that direct them to abstain from voting on the proposal. The Strategic Value Portfolio pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

The financial statements of the Strategic Value Portfolio and the Value Portfolio for the fiscal year ended December 31, 2008, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and have been incorporated by reference into the Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Strategic Value Portfolio and the Value Portfolio are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with these laws, the Portfolios each file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Strategic Value Portfolio knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees.

Please advise the Strategic Value Series, in care of MFS Service Center, Inc., whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

April [24], 2009

STRATEGIC VALUE PORTFOLIO, a series of

MFS VARIABLE INSURANCE TRUST II

500 Boylston Street

Boston, MA 02116

[PROXY TABULATOR]

[Address]

2/26/09 Draft

Appendix A

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made this [    ] day of [            ], 2009, by MFS Variable Insurance Trust II, a Massachusetts business trust with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116 (the “Trust”), on behalf of MFS Strategic Value Portfolio (the “Acquired Fund”) and MFS Value Portfolio (the “Surviving Fund”), each a segregated portfolio of assets (“fund”) thereof. Each of the Acquired Fund and the Surviving Fund are also referred to herein as a “Fund” and, together, as the “Fund.”

This Plan is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value (“shares”), in the Surviving Fund (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of the Trust, acting on behalf of the Acquired Fund and the Surviving Fund, respectively, and all rights and benefits created hereunder in favor of the Surviving Fund and the Acquired Fund shall inure to, and shall be enforceable by, the Trust, acting on behalf of the Acquired Fund and the Surviving Fund, respectively.

The Acquired Fund’s shares all are held by certain separate accounts established by Sun Life Assurance Company Canada (U.S.) and its affiliates (collectively, the “Insurance Companies”) to fund variable annuity and life insurance contracts and certain other types of insurance contracts (collectively, the “Separate Accounts”), and the Surviving Fund’s shares also all are held by separate accounts established by the Insurance Companies to serve the same purpose. Under applicable law, the assets of all such accounts (i.e., the Fund’s shares) are the property of the Insurance Companies (which are the owners of record of all those shares) and are held for the benefit of the holders of such contracts.

The Acquired Fund’s shares are divided into two classes, designated Initial Class and Service Class shares (the “Initial Class Acquired Fund Shares” and the “Service Class Acquired Fund Shares,” respectively, and together, the “Acquired Fund Shares”). The Surviving Fund’s shares also are divided into two classes (the “Surviving Fund Shares”), designated Initial Class and Service Class shares (the “Initial Class Reorganization Shares” and the “Service Class Reorganization Shares,” respectively, and, together, the “Reorganization Shares”). Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Acquired Fund’s Initial Class and Service Class shares correspond to the Surviving Fund’s Initial Class and Service Class shares, respectively.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization

1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Fund’s Treasurer or Assistant Treasurer and delivered by the

Acquired Fund to the Surviving Fund pursuant to paragraph 5.6 hereof (the “Statement of Assets and Liabilities”) (collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the Statement of Assets and Liabilities (collectively, the “Liabilities”) and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (the “Acquired Fund Shareholders”), for the pro rata benefit of their respective Separate Account holders determined as of the Valuation Time, of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Plan. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing in the ordinary course of business.

1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders, for the pro rata benefit of their respective Separate Account holders, in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distribution will be accomplished by the transfer of the Initial Class and Service Class Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Initial Class and Service Class Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Initial Class and Service Class Acquired Fund Shares shall be credited with the respective pro rata number of Initial Class and Service Class (as applicable) Reorganization Shares due that shareholder). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4 The Acquired Fund shall use reasonable efforts to ensure that Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an “Affidavit”), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6 The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Eastern Time) on the Closing Date (the “Valuation Time”). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in the Trust’s Amended and Restated Declaration of Trust (“the Declaration of Trust”) or Master Amended and Restated By-Laws (the “By-Laws”) and the Surviving Fund’s then-current prospectus and statement of additional information (collectively, the “Surviving Fund Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in the Declaration of Trust or By-Laws and the Acquired Fund’s then-current prospectus and statement of additional information (collectively, the “Acquired Fund Valuation Procedures”). The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund’s net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures or Acquired Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the applicable Fund’s Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest.

2.2 The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Initial Class Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Fund Value”) attributable to the Initial Class Acquired Fund Shares by the net asset value of an Initial Class Reorganization Share (computed as set forth in such paragraph), and (b) the number of Service Class Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Service Class Acquired Fund Shares by the net asset value of a Service Class Reorganization Share (as so computed).

2.3 Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the relevant Fund’ Valuation Procedures.

3. Closing and Closing Date

3.1 The Closing Date shall be June 29, 2009 or such other date on or before [September 30, 2009] as the parties may agree. The Closing shall be held at [5:00] p.m., Eastern Time, at the offices of the Trust, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities shall be transferred by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule
17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “State Street Bank and Trust Company, Custodian for the MFS Value Portfolio “ or in the name of any successor organization.

3.3 If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before [September 30, 2009], this Plan may be terminated by either Fund upon the giving of written notice to the other.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the “Shareholder List”). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1 The Acquired Fund represents and warrants to the Surviving Fund, as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Plan. Neither the Trust nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the Trust, subject to the approval of the shareholders of the Acquired Fund. The Trust has all necessary federal, state and local authorizations to own all of the properties and assets of the Trust and to carry on its business as now being conducted;

(b) The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect; and the Acquired Fund is a separate fund of the Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust and By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The Trust is not, and the execution, delivery and performance of this Plan by the Trust will not result, in violation of any provision of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which the Trust or the Acquired Fund is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Plan and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Fund’s obligations under this Plan) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Trust or the Acquired Fund (or the Surviving Fund);

(e) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund or any of its properties or assets. Neither the Trust nor the Acquired Fund know of facts that might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of December 31, 2008, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended December 31, 2008 and December 31, 2007 (copies of which have been furnished to the Surviving Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of December 31, 2008 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g) Since December 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust, on behalf of the Surviving Fund. For the purposes of this subparagraph (g), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(h) As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of the Trust’s officers, are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects. The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(i) For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning January 1, 2009 and ending on the Closing Date;

The Acquired Fund will declare to the Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income (as defined in section 852 of the Code), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on December 31, 2008 and the short taxable year beginning on January 1, 2009 and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax;

(j) The authorized capital of the Trust consists of an unlimited number of shares, currently divided into twenty-eight funds and, with respect to the Acquired Fund, into two classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust (except as described in the Acquired Fund’s current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. The Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(k) Except as previously disclosed to the Trust, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(l) The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund (with the exception of the approval of this Plan by the Acquired Fund’s shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Plan constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(n) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by the Trust’s representation and warranty in paragraph 4.2(n) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the “Acts”), and such as may be required under state securities laws;

(p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(q) The then current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(r) The Acquired Fund incurred the Liabilities in the ordinary course of its business.

4.2 The Surviving Fund represents and warrants to the Acquired Fund as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Plan. Neither the Trust nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the

Trust on behalf of the Surviving Fund. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate fund of the Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust and By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The current prospectus and statement of additional information of the Surviving Fund, each dated May 1, 2008, as supplemented and updated from time to time (collectively, the “Surviving Fund Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund’s representation and warranty in paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e) The Trust is not, and the execution, delivery and performance of this Plan will not result, in violation of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Surviving Fund is a party or by which the Trust or the Surviving Fund is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Surviving Fund, threatened against the Trust or the Surviving Fund or any of its properties or assets. Neither the Trust nor the Surviving Fund know of facts that might form the basis for the institution of such proceedings, and neither the Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of December 31, 2008, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended December 31, 2008 and December 31, 2007 (copies of which have been furnished to the Acquired Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Fund as of December 31, 2008 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

(h) Since December 31, 2008, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(i) As of the Closing Date, the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of the Trust, are required to be filed by the Surviving Fund, and all such returns and reports were complete and accurate in all material respects. The Surviving Fund, has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j) For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for the remainder of its current taxable year beginning January 1, 2009 and ending on the Closing Date;

(k) The authorized capital of the Trust consists of an unlimited number of shares, currently divided into twenty-eight fund and, with respect to the Surviving Fund, into two classes at the date hereof. All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information). The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(l) The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Surviving Fund, and this Plan constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Plan will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information);

(n) The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(o) The Trust, on behalf of the Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(p) All of the Surviving Fund’s issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Plan, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(r) No consideration other than Reorganization Shares (and the Surviving Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2 The Trust will call a meeting of shareholders of the Acquired Fund (the “Meeting”) to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Trust covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Plan.

5.4 The Trust will provide such information as the Surviving Fund reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.5 Subject to the provisions of this Plan, the Trust, on behalf of each of the Acquired Fund and the Surviving Fund, will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6 The Trust, on behalf of the Acquired Fund, will furnish to the Surviving Fund on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, the Trust, on behalf of the Acquired Fund, or its designee will furnish to the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.7 The Trust, on behalf of the Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.8 The Trust, on behalf of the Surviving Fund, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Plan.

5.9 The Trust agrees to provide the Surviving Fund with information applicable to the Acquired Fund required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6. Conditions Precedent to Obligations of the Trust on behalf of the Acquired Fund

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust, on behalf of the Surviving Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 The Trust, on behalf of the Surviving Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Trust and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Acquired Fund shall reasonably request; and

6.3 The Acquired Fund shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company (“MFS”), the Surviving Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Acquired Fund, to the effect that:

(a) the Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Surviving Fund is a separate fund of the Trust duly constituted in accordance with the Declaration of Trust and By-Laws;

(b) this Plan has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Plan by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Trust and the Surviving Fund enforceable against the Trust and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Plan are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Declaration of Trust or By-Laws;

(d) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Surviving Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Trust or the Surviving Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Trust or the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h) to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i) except as may have been previously disclosed by the Trust, on behalf of the Surviving Fund, in writing to the Acquired Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the Trust or the Surviving Fund or any of their properties or assets, and neither the Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Trust or the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, the Acquired Fund, its Board of Trustees and its officers. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Acquired Fund may reasonably request.

7. Conditions Precedent to Obligations of the Trust on behalf of the Surviving Fund

The obligations of the Trust, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust, on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3 The Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4 The Surviving Fund shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of MFS, the Acquired Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a) The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Acquired Fund is a separate fund of the Trust duly constituted in accordance with the Declaration of Trust and By-Laws;

(b) this Plan has been duly authorized, executed and delivered by the Trust and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Plan by the Trust, on behalf of the Surviving Fund, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) the Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Plan, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund;

(d) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Trust and the Acquired Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(h) assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund’s current prospectus and statement of additional information);

(i) to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j) except as may have been previously disclosed by the Trust on behalf of the Acquired Fund, in writing to the Surviving Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the Trust or the Acquired Fund or any of the Acquired Fund’s properties or assets, and the Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of the Trust and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to the Trust or the Acquired Fund, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Trust or the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, the Surviving Fund, its Board of Trustees and its officers. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

7.5 The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in the Declaration of Trust or of investment restrictions disclosed in the Surviving Fund’s prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8. Further Conditions Precedent to Obligations of the Trust on behalf of the Surviving Fund and the Acquired Fund

The obligations of the Trust, on behalf of the Acquired Fund, hereunder are, at the option of the Surviving Fund, and the obligations of the Trust, on behalf of the Surviving Fund, hereunder are, at the option of the Acquired Fund, each subject to the further conditions that on or before the Closing Date:

8.1 This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of the Declaration of Trust and By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by the Surviving Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either the Surviving Fund or the Acquired Fund may waive any such conditions for itself, respectively;

8.4 The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 The Acquired Fund shall have declared to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on December 31, 2008 and the short taxable year beginning on January 1, 2009 and ending on the Closing Date;

8.6 The Trust, on behalf of both the Acquired Fund and the Surviving Fund, shall have received an opinion of Ropes & Gray LLP (“Tax Counsel”), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the “Tax Opinion”). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Plan. The Tax Opinion shall be substantially to the effect that, although not free from doubt, based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Surviving Fund upon the receipt of the Assets of the Acquired Fund in exchange for Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund;

(c) the basis in the hands of the Surviving Fund of the Assets of the Acquired Fund transferred to the Surviving Fund in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(d) the holding periods of the Assets of the Acquired Fund in the hands of the Surviving Fund will include the periods during which such Assets were held by the Acquired Fund;

(e) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Surviving Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its separate account shareholders in liquidation pursuant to this Plan;

(f) no gain or loss will be recognized by the Separate Accounts as Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

(g) the aggregate basis of the Reorganization Shares that a Separate Account, as an Acquired Fund Shareholder, receives in connection with the Reorganization will be the same as the aggregate basis of its Acquired Fund shares exchanged therefor;

(h) the holding period of each Separate Account as an Acquired Fund Shareholder for its Reorganization Shares will be determined by including the period for which it held the Acquired Fund shares exchanged therefor, provided that it held such Acquired Fund shares as capital assets; and

(i) the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the Tax Opinion will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles either at the end of a taxable year or upon the termination thereof or the transfer of such asset without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Trust agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, the Trust may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7 The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund’s existing shareholders and, based on such determinations, shall have approved this Plan and the transactions contemplated thereby.

9. Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1 The Surviving Fund and the Acquired Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Plan in connection with the transactions provided for herein.

9.2 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Plan, whether or not the Reorganization is consummated.

9.3 Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a “CDSC”), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4 The Trust agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing January 1, 2009 and ending on the Closing Date.

9.5 The Trust, on behalf of the Acquired Fund, agrees that it or its designee shall deliver to the Surviving Fund on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and tax forms (i.e., Forms 1099) for the taxable years ended December 31, 2007 and December 31, 2008, and the short taxable year commencing on January 1, 2009 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and, if applicable, (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder’s Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request.

10. Entire Agreement

The Surviving Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Plan constitutes the entire agreement between the parties.

11. Termination

11.1 This Plan may be terminated by the mutual agreement of the Surviving Fund and the Acquired Fund. In addition, either party may at its option terminate this Plan unilaterally at or prior to the Closing Date because of:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Surviving Fund, or the Acquired Fund, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Plan.

12. Amendments

This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Surviving Fund; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Plan to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Plan to change the Closing Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to the Trust, on behalf of the MFS Value Portfolio or the MFS Strategic Value Portfolio (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

14. Miscellaneous

14.1 The article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2 This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.4 A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Acquired Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder. The Acquired Fund further acknowledges that the assets and liabilities of each fund of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.5 A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Surviving Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Acquired Fund in accordance with its proportionate interest hereunder. The Surviving Fund further acknowledges that the assets and liabilities of each fund of the Trust are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

14.6 Notwithstanding Article 12 of this Plan, but subject to the first proviso contained therein, either party to this Plan, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by a duly authorized officer thereof.

MFS VARIABLE INSURANCE TRUST II, on its behalf and on behalf of MFS VALUE PORTFOLIO, one of its series

By:

Assistant Secretary

MFS VARIABLE INSURANCE TRUST II, on its behalf and on behalf of MFS STRATEGIC VALUE PORTFOLIO, one of its series

By:

Assistant Secretary

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

MFS STRATEGIC VALUE PORTFOLIO

by and exchange for shares of

MFS VALUE PORTFOLIO,

each a series of MFS Variable Insurance Trust II

April [    ], 2008

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the MFS Value Portfolio (the “Value Portfolio”) dated April [    ], 2008 relating to the sale of all or substantially all of the assets of the MFS Strategic Value Portfolio (the “Strategic Value Portfolio”) to the Value Portfolio.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 100 Hancock Street, North Quincy, MA 02171 or by calling 1-800-225-2606.

ADDITIONAL INFORMATION ABOUT THE VALUE PORTFOLIO

The Value Portfolio Statement of Additional Information dated May 1, 2008, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirely by reference.

ADDITIONAL INFORMATION ABOUT THE STRATEGIC VALUE PORTFOLIO

The Strategic Value Portfolio Statement of Additional Information dated May 1, 2008, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirely by reference.

B-1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for the Strategic Value Portfolio and for the Value Portfolio, providing audit services, tax return review, and other related services and assistance in connection with various Securities and Exchange Commission filings.

The following documents are incorporated by reference into this Statement: (i) the Value Portfolio’s Annual Report for the fiscal year ended December 31, 2008; and (ii) the Strategic Value Portfolio’s Annual Report for the fiscal year ended December 31, 2008. The audited annual financial statements for the Value Portfolio and the Strategic Value Portfolio are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center, Inc. (addresses noted above) and may be reviewed and copied at the SEC’s public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

B-2

[PROXY TABULATOR]

[Address]

Please fold and detach card at perforation before mailing

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

MFS Variable Insurance Trust II

Strategic Value Portfolio

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS, JUNE 11, 2009

The undersigned, revoking prior proxies, hereby appoints Mark N. Polebaum, Susan S. Newton, John M. Corcoran, Christopher R. Bohane, Susan A. Pereira, Timothy M. Fagan and Brian E. Langenfeld, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of shareholders of MFS Variable Insurance Trust II - Strategic Value Portfolio Series to be held at 500 Boylston Street, 24th Floor, Boston, Massachusetts, on Thursday, June 11, 2009, notice of which meeting and the Prospectus/Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Prospectus/Proxy Statement.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted “for” Proposal 1. The proxy will be voted in accordance with the Holder’s best judgment as to any other matters.

Please sign and vote on the reverse side and return promptly in enclosed envelope.

Date __________________________

Please sign this proxy exactly as your name or names appear hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

SHAREHOLDER (AND CO-OWNER) SIGN HERE

Please fold and detach card at perforation before mailing

MFS VARIABLE INSURANCE TRUST II

STRATEGIC VALUE PORTFOLIO

PROPOSAL:            For ☐            Against ☐            Abstain ☐

1.	Approval of the Plan of Reorganization and Termination providing for the transfer of all of the assets of Strategic Value Portfolio to Value Portfolio, each a series of MFS Variable Insurance Trust II, in exchange for shares of beneficial interest of Strategic Value Portfolio and the assumption by Value Portfolio of the liabilities of Strategic Value Portfolio, and the distribution of such shares to the shareholders of Strategic Value Portfolio in liquidation of Strategic Value Portfolio and the termination of Strategic Value Portfolio.

Please be sure to sign and date this card.

[PROXY TABULATOR]

[Address]

Please fold and detach card at perforation before mailing

INSTRUCTIONS SOLICITED ON BEHALF OF THE INSURANCE COMPANY

MFS Variable Insurance Trust II

Strategic Value Portfolio

MFS STRATEGIC VALUE PORTFOLIO

[INSURANCE COMPANY INFORMATION PRINTS HERE]

VOTING INSTRUCTIONS

The undersigned, an owner of or participant in an annuity or life insurance Contract issued by the above referenced insurance company (the “Insurance Company”), hereby instructs the Insurance Company to vote its shares in the Portfolio noted above, which are attributable to the undersigned’s participation in the Contract at the Special Meeting of Shareholders to be held at 500 Boylston Street, 24th Floor, Boston, Massachusetts, on Thursday, June 11, 2009, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

Please sign and vote on the reverse side and return promptly in enclosed envelope.

Date __________________________

Please sign this proxy exactly as your name or names appear hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

SIGN HERE

Please fold and detach card at perforation before mailing

[PROXY TABULATOR]

[Address]

PROPOSAL:            For ☐            Against ☐            Abstain ☐

1.	To instruct the Insurance Company to approve the Plan of Reorganization and Termination providing for the transfer of all of the assets of Strategic Value Portfolio to Value Portfolio, each a series of MFS Variable Insurance Trust II, in exchange for shares of beneficial interest of Value Portfolio and the assumption by Value Portfolio of the liabilities of Strategic Value Portfolio, and the distribution of such shares to the shareholders of Strategic Value Portfolio in liquidation of Strategic Value Portfolio and the termination of Strategic Value Portfolio.

The shares attributable to the undersigned’s participation in the contract will be voted as indicated. If this card is signed and dated but gives no voting instructions, the shares will be voted “for” Proposal 1. The Insurance Company is instructed in its discretion to vote upon such other matters as may come before the meeting or any adjournment thereof.

Please be sure to sign and date this card.

MFS VARIABLE INSURANCE TRUST II

On behalf of MFS® Value Portfolio

PART C

OTHER INFORMATION

Item 15.	Indemnification

Reference is hereby made to (a) Article V of the Registrant’s Amended and Restated Declaration of Trust, dated August 12, 2003, incorporated by reference to Registrant’s Post-Effective Amendment No. 33, filed with the SEC via EDGAR on February 27, 2004 and (b) the undertaking of the Registrant regarding indemnification set forth in Registrant’s Post-Effective Amendment No. 21, filed with the SEC via EDGAR on February 13, 1998.

The Trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(a)	1	Amended and Restated Declaration of Trust, dated August 12, 2003. (4)

	2	Amendment to the Declaration of Trust, dated September 9, 2003, to terminate two series. (4)

	3	Amendment to the Amended and Restated Declaration of Trust on April 30, 2004 – Redesignation of Research Growth and Income Series as Core Equity Series. (11)

	4	Amendment to the Declaration of Trust, dated April 29, 2005, to terminate Managed Sectors Series. (7)

	5	Amendment to the Declaration of Trust, dated June 22, 2007 - Redesignation of Massachusetts Investors Trust Series as Blended Research Core Equity Series. (13)

	6	Amendment to the Declaration of Trust, dated June 22, 2007, to terminate Capital Opportunities Series and Strategic Growth Series. (13)

	7	Amendment to the Declaration of Trust, dated October 3, 2007, - Establishment and Designation of Blended Research Growth Series and Blended Research Value Series. (13)

	8	Amendment to the Declaration of Trust, dated December 28, 2007, - Redesignation of Trust and Series. (15)

	9	Amendment to the Declaration of Trust, dated February 29, 2008 - Redesignation of MFS Emerging Market Equity Portfolio as MFS Emerging Markets Equity Portfolio. (16)

	10	Amendment to the Declaration of Trust, dated April 29, 2008 - Redesignation of MFS Emerging Growth Portfolio as MFS Growth Portfolio. (17)

	11	Amendment to the Declaration of Trust, dated September 16, 2008 - Redesignation of MFS Research Portfolio as MFS Global Research Portfolio. (17)

(b)	1	Amended and Restated By-Laws, dated October 25, 2002 as revised August 6, 2004. (11)

(c)		Not Applicable.

(d)		Form of Plan of Reorganization; included as Exhibit A to MFS Value Portfolio Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14; filed herewith.

(e)		Not Applicable.

(f)	1	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company dated May 24, 1985. (3)

	2	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company dated July 23, 1986. (3)

	3	Amendment, relating to the Government Securities Series, dated September 1, 2005, to the Investment Advisory Agreement, dated July 23, 1986, between Registrant and Massachusetts Financial Services Company. (7)

	4	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company dated January 26, 1988. (3)

	5	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Global Growth Series (formerly, World Growth Series) dated November 1, 1993. (3)

	6	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of Global Growth Series. (4)

	7	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Utilities Series dated November 1, 1993. (3)

8	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Research Series dated September 16, 1994. (3)

9	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the World Total Return Series dated September 16, 1994. (3)

10	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Emerging Growth Series dated May 1, 1995. (3)

11	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the International Growth Series (formerly, MFS/Foreign & Colonial International Growth Series) dated September 1, 1995. (3)

12	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of International Growth Series. (4)

13	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the International Value Series (formerly, MFS/Foreign & Colonial International Growth and Income Series) dated September 1, 1995. (3)

14	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of the International Value Series. (4)

15	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Emerging Markets Equity Series (formerly, MFS/Foreign & Colonial Emerging Markets Equity Series) dated September 1, 1995. (3)

16	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of the Emerging Markets Equity Series. (4)

17	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Value Series dated May 1, 1998. (3)

18	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated May 1, 1998, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Value Series. (7)

19	Investment Advisory Agreement between Registrant, on behalf of the Research Growth and Income Series, and Massachusetts Financial Services Company dated May 12, 1997. (3)

20	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated May 12, 1997, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Core Equity Series (formerly, Research Growth and Income Series). (7)

21	Amendment to the Investment Advisory Agreement by and between Massachusetts Financial Services Company and the Registrant relating to the Capital Appreciation Series dated January 1, 1997. (1)

22	Investment Advisory Agreement between Registrant, on behalf of the Bond Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

23	Investment Advisory Agreement between Registrant, on behalf of the Equity Income Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

24	Investment Advisory Agreement between Registrant, on behalf of the Massachusetts Investors Growth Stock Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

25	Investment Advisory Agreement between Registrant, on behalf of the New Discovery Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

26	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated May 1, 1998, by and between the Registrant and Massachusetts Financial Services Company on behalf of the New Discovery Series. (7)

27	Investment Advisory Agreement between Registrant, on behalf of the Research International Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

28	Amendment, dated January 1, 2004, to the Investment Advisory Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of the Research International Series. (4)

29	Investment Advisory Agreement between Registrant, on behalf of the Strategic Income Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

30	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated May 1, 1998, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Strategic Income Series. (7)

31	Investment Advisory Agreement between Registrant, on behalf of Technology Series, and Massachusetts Financial Services Company, dated June 16, 2000. (10)

32	Amendment, dated September 1, 2005, to the Investment Advisory Agreement by, June 16, 2000, and between the Registrant and Massachusetts Financial Services Company on behalf of the Technology Series. (7)

	33	Investment Advisory Agreement between Registrant, on behalf of Mid Cap Growth Series, and Massachusetts Financial Services Company, dated August 31, 2000. (10)

	34	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated August 31, 2000, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Mid Cap Growth Series. (7)

	35	Investment Advisory Agreement between Registrant, on behalf of International New Discovery Series, and Massachusetts Financial Services Company, dated May 1, 1998. (12)

	36	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated February 28, 2001, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Mid Cap Value Series (formerly International New Discovery Series). (7)

	37	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company relating to the Global Health Sciences Series, dated February 28, 2001. (7)

	38	Amendment, dated September 1, 2005, to the Investment Advisory Agreement, dated February 28, 2001, by and between the Registrant and Massachusetts Financial Services Company on behalf of the Strategic Value Series (formerly, Global Health Sciences Series). (7)

	39	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company on behalf of the Blended Research Growth Series and the Blended Research Value Series, dated December 19, 2007. (15).

(g)		Amended and Restated Distribution Agreement, dated September 1, 2005. (7)

(h)		Not Applicable.

(i)	1	Master Custodian Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006. (9)

	2	Appendix A, as of March 10, 2009, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 18, 2006; filed herewith.

	3	Fund Accounting Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006. (9)

	4	Appendix A, as of March 10, 2009 to the Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006; filed herewith.

	5	Special Custody Agreement between State Street Bank and Trust Company, each MFS U.S. registered investment company (listed on Exhibit A) and Morgan Stanley & Co. Incorporated dated March 22, 2000. (13)

	6	Amendment, dated July 30, 2007, to the Special Custody Account Agreement. (13)

(j)	1	Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective July 13, 2001. (6)

	2	Exhibit A, dated September 27, 2007, to the Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective July 13, 2001. (15)

	3	Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, dated July 13, 2001. (6)

(k)		Opinion of Susan Newton, including consent, dated March 12, 2009; filed herewith.

(l)		Form of Opinion of Ropes & Gray LLP as to tax matters, including consent; to be filed by amendment.

(m)	1	Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, Inc., dated August 1, 1985. (3)

	2	Master Administrative Services Agreement, dated March 1, 1997, as amended and restated January 1, 2008. (16).

	3	Exhibit D, as revised August 1, 2008, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated January 1, 2009. (17)

(n)	1	Consent of Deloitte & Touche LLP, dated March 9, 2009; filed herewith.

(o)		Not applicable.

(p)	1	Power of Attorney, dated February 25, 2009; filed herewith (Dwyer) (Corcoran)

	2	Power of Attorney, dated February 25, 2009; filed herewith (Trustees)

(q)	1	MFS Value Portfolio’s Prospectus and Statement of Additional Information, dated May 1, 2008. (16)

	2	MFS Value Portfolio’s Annual Report to Shareholders for the fiscal year ended December 31, 2008. (14)

	3	MFS Strategic Value Portfolio’s Prospectus and Statement of Additional Information, dated May 1, 2008. (16)

	4	MFS Strategic Value Portfolio’s Annual Report to Shareholders for the fiscal year ended December 31, 2008. (14)

(1)	Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement filed with the SEC via EDGAR on April 29, 1997.

(2)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on March 27, 2008.

(3)	Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 13, 1998.

(4)	Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 27, 2004.

(5)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 22, 1999.

(6)	Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 1, 2002.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 filed with the SEC via EDGAR on March 1, 2006.

(8)	Amended and Restated Declaration of Trust, dated August 12, 2003, as amended through April 29, 2005, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 27, 2004; Amended and Restated By-Laws, dated October 25, 2002, as revised August 6, 2004 incorporated by reference to Registrant’s Post-Effective Amendment No. 34 filed with the SEC via EDGAR on February 25, 2005.

(9)	Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 7 filed with the SEC via EDGAR on June 28, 2007.

(10)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 13, 2000.

(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 34 filed with the SEC via EDGAR on February 25, 2005.

(12)	Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on May 29, 2001.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed with the SEC via EDGAR on October 3, 2007.

(14)	Incorporated by reference to Registrant’s Form N-CSR filed with the SEC via EDGAR on March 9, 2009.

(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed with the SEC via EDGAR on February 8, 2008.

(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 filed with the SEC via EDGAR on April 28, 2008.

(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 filed with the SEC via EDGAR on February 6, 2009.

Item 17.	Undertakings

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be singed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 12th day of March 2009.

MFS® VARIABLE INSURANCE TRUST II (formerly, MFS/SUN LIFE SERIES TRUST)

By:	MARIA F. DWYER*
Name:	Maria F. Dwyer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on March 12, 2009.

SIGNATURE	TITLE

MARIA F. DWYER* Maria F. Dwyer	President (Principal Executive officer)

JOHN M. CORCORAN* John M. Corcoran	Principal Financial and Accounting Officer

J. KERMIT BIRCHFIELD* J.. Kermit Birchfield	Trustee

ROBERT C. BISHOP* Robert C. Bishop	Trustee

FREDERICK H. DULLES* Frederick H. Dulles	Trustee

DAVID D. HORN* David D. Horn	Trustee

MARCIA A. KEAN* Marcia A. Kean	Trustee

RONALD G. STEINHART* Ronald G. Steinhart	Trustee

HAVILAND WRIGHT* Haviland Wright	Trustee

*By:
Name:	Susan S. Newton
as Attorney-in-fact

Executed by Susan S. Newton on behalf of those indicated pursuant to a Power of Attorney, dated February 25, 2009 (Dwyer) (Corcoran) and a Power of Attorney, dated February 25, 2009 (Trustees); filed herewith.

INDEX TO EXHIBITS

EXHIBIT NO.		DESCRIPTION OF EXHIBIT

(d)		Form of Plan of Reorganization; included as Exhibit A to MFS Value Portfolio Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14.

(i)	2	Appendix A, as of March 10, 2009, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 18, 2006.

	4	Appendix A, as of March 10, 2009 to the Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006.

(k)		Opinion of Susan Newton, including consent, dated March 12, 2009.

(n)	1	Consent of Deloitte & Touche LLP, dated March 9, 2009.

(p)	1	Power of Attorney, dated February 25, 2009. (Dwyer) (Corcoran)

	2	Power of Attorney, dated February 25, 2009. (Trustees)